OMB APPROVAL
OMB Number:	3235-0578
Expires:	March 31, 2019
Estimated average burden
hours per response:	10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris     1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 5/31/18

Item 1. Schedule of Investments.

Invesco Senior Loan Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-SLO-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests–109.33%(b)(c)

Aerospace & Defense–3.47%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.74%	08/11/2022	$1,454	$1,459,228
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	07/07/2022	303	304,271
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.80%	06/28/2024	1,354	1,362,237
IAP Worldwide Services, Revolver Loan (Acquired 08/05/2014-03/16/2018; Cost $1,683,392) (d)(e)	0.00%	07/18/2018	1,683	1,683,392
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 08/05/2014-03/16/2018; Cost $187,044)(d)	1.46%	07/18/2018	187	187,043
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.80%	07/18/2019	2,200	2,166,606
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.74%	10/04/2024	634	634,375
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.56%	04/29/2024	900	905,856
Perspecta Inc., Term Loan B(f)	0.00%	05/31/2025	816	819,220
TransDigm Inc., Term Loan E(f)	—	05/14/2022	4,665	4,656,550
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.48%	05/30/2025	79	79,189
Term Loan F(f)	—	06/09/2023	8,333	8,326,360
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	03/08/2025	593	593,426
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	03/08/2026	348	349,981
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	02/28/2021	919	904,873
Xebec Global Holdings, LLC, Term Loan (1 mo. USD LIBOR + 5.50%)(d)	7.42%	02/12/2024	524	526,657
				24,959,264

Air Transport–1.62%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	06/27/2025	587	581,210
Term Loan B (1 mo. USD LIBOR + 2.00%)	3.92%	12/14/2023	1,561	1,553,274
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.95%	01/15/2025	6,506	6,459,283
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	2,998	3,075,402
				11,669,169

Automotive–1.98%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	09/23/2022	20	20,480
American Axle & Manufacturing, Inc., Term Loan B (1 wk. USD LIBOR + 2.25%)	4.01%	04/06/2024	1,217	1,220,465
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024	778	782,124
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $655,039) (d)	7.31%	05/19/2023	661	664,848
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.25%) (d)	5.56%	12/22/2021	50	49,449
Term Loan (6 mo. USD LIBOR + 3.25%) (d)	5.75%	12/22/2021	64	63,353
Mavis Tire Express Services Corp., Delayed Draw Term Loan(e)	0.00%	03/20/2025	177	176,134
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	10	10,276
Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	1,169	1,164,411
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	08/18/2021	83	82,267
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.43%	11/06/2024	950	956,255
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/22/2024	893	900,555
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.35%	05/03/2019	1,403	1,365,426
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.69%	03/07/2024	1,647	1,653,803
Transtar Holding Co., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.59%	04/11/2022	2,134	1,957,714
PIK Term Loan (6 mo. USD LIBOR + 1.00%) 7.75% PIK Rate; 1.00% Cash rate (Acquired 04/11/2017-04/11/2018; Cost $663,637)(d)(g)	7.75%	04/11/2022	699	646,176
Term Loan(e)	0.00%	04/11/2022	170	169,535
Term Loan (3 mo. USD LIBOR + 4.25%)	6.07%	04/11/2022	695	692,988
Wand Intermediate I L.P., Second Lien Term Loan (6 mo. USD LIBOR + 7.25%)	9.14%	09/19/2022	913	920,083
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	04/04/2025	750	740,022
				14,236,364

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Beverage & Tobacco–0.54%

AI Aqua Merger Sub, Inc., First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	$558	$558,265
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	1,460	1,464,505
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	03/20/2024	564	569,150
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (2 mo. USD LIBOR + 2.75%)	4.88%	12/15/2023	724	728,998
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	01/02/2022	655	585,883
				3,906,801

Building & Development–3.34%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.98%	10/31/2023	2,034	2,028,700
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.18%	01/02/2025	1,436	1,438,587
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.49%	03/25/2024	3,163	3,167,925
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.99%	03/24/2025	1,405	1,433,106
DiversiTech Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $200,480)(d)	9.81%	06/02/2025	202	205,377
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.31%	06/03/2024	631	629,800
Forterra Finance, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/25/2023	946	888,816
GYP Holdings III Corp., First Lien Incremental Term Loan(f)	—	06/01/2025	832	832,391
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.12%	08/01/2024	510	513,284
HD Supply, Inc., Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.55%	08/13/2021	17	16,787
Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.80%	10/17/2023	1,273	1,281,533
Janus International Group, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/12/2025	346	343,780
Mueller Water Products, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	11/25/2021	207	209,032
Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	11/25/2021	17	17,561
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.09%	04/12/2025	2,451	2,460,979
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/15/2023	3,200	3,206,147
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $2,323,765)	5.05%	12/15/2023	2,333	2,347,862
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.18%	02/08/2025	287	289,227
SRS Distribution Inc., Term Loan(f)	—	05/23/2025	1,633	1,627,734
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.91%	07/24/2024	1,065	1,071,191
				24,009,819

Business Equipment & Services–10.74%

Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	07/28/2022	1,632	1,610,578
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	5.73%	06/30/2022	1,115	1,121,917
Altran Technologies (France), Term Loan B (2 mo. USD LIBOR + 2.25%)(f)	4.30%	03/20/2025	357	359,310
Asurion LLC, Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.98%	08/04/2025	5,242	5,383,339
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/04/2022	129	130,072
Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.73%	11/03/2023	9,060	9,106,463
Blackhawk Network Holdings, Inc., First Lien Term Loan(f)	—	05/31/2025	1,600	1,603,370
Second Lien Term Loan(f)	—	05/21/2026	373	376,496
Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	5.06%	05/22/2024	181	181,660
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.61%	06/21/2024	2,475	2,492,340
Brickman Group Ltd. LLC, First Lien Revolver Loan (Acquired 10/14/2016; Cost $283,599)(e)	0.00%	12/18/2018	303	280,413
First Lien Revolver Loan (3 mo. USD LIBOR + 3.00%) (Acquired 10/14/2016; Cost $114,705)	4.94%	12/18/2018	115	106,102
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.44%	12/17/2021	234	235,566
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.80%	03/14/2022	1,612	1,628,657
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2024	2,282	2,283,555
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	04/09/2021	2,676	1,844,992
Cotiviti Corp., Term Loan A (3 mo. USD LIBOR + 2.25%)	4.56%	09/28/2021	876	875,579

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)

CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	8.17%	08/31/2023	$ 958	$ 963,160
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	12/20/2019	1,580	898,058
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.80%	12/21/2020	826	68,133
First Data Corp., Term Loan A (1 mo. USD LIBOR + 2.00%)	3.97%	04/26/2024	3,073	3,074,778
Term Loan D (1 mo. USD LIBOR + 2.00%)	3.97%	07/08/2022	21	21,349
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.98%	08/02/2024	230	230,744
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (3 mo. USD LIBOR + 3.50%)	5.80%	12/01/2023	4,025	4,052,504
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.93%	04/16/2025	967	980,069
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.93%	04/16/2026	375	358,086
Hillman Group, Inc., Delayed Draw Term Loan(f)	—	05/20/2025	522	522,799
Term Loan(f)	—	05/20/2025	1,675	1,679,294
Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	06/30/2021	1,516	1,518,900
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(d)	5.61%	06/24/2024	GBP 609	812,031
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	01/18/2024	1,190	1,198,297
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	01/02/2026	1,126	1,112,636
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.81%	03/09/2023	1,444	1,452,030
Karman Buyer Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021	331	315,647
First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021	3,001	2,871,392
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.48%	07/25/2022	1,088	1,012,572
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.71%	04/25/2025	2,091	2,099,977
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/13/2025	602	604,267
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.53%	03/13/2025	722	725,121
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $683,850) (d)	6.45%	11/21/2024	690	698,113
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.80%	09/30/2022	2,020	1,939,991
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.97%	03/18/2024	27	27,657
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	08/01/2024	534	527,888
PI Lux Finco S.a.r.l. (Luxembourg), First Lien Incremental Term Loan B-2(f)	—	01/01/2025	EUR 882	1,025,108
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.73%	05/02/2022	1,076	1,074,413
Revolver Loan(d)(e)	0.00%	05/02/2022	1,431	1,416,974
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	01/29/2025	573	577,389
Red Ventures, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/08/2024	1,435	1,455,038
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	5.34%	11/14/2022	5,704	5,742,981
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	08/14/2022	358	360,734
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/14/2023	378	381,014
Ventia Deco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.80%	05/21/2022	1,269	1,278,084
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/13/2022	155	155,095
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/16/2022	1,108	1,108,862
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/12/2023	121	118,033
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/14/2023	21	20,673
West Corp., Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.48%	10/10/2024	969	962,425
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.98%	10/10/2024	2,099	2,099,269
				77,161,994

Cable & Satellite Television–6.58%
Altice Financing S.A.(Luxembourg), Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	07/15/2025	957	944,440
Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	01/31/2026	538	530,218
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.23%	07/28/2025	2,102	2,097,418
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.36%	01/04/2025	2,999	2,995,765

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Cable & Satellite Television–(continued)

CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	07/17/2025	$ 6,653	$ 6,640,259
Term Loan (1 mo. USD LIBOR + 2.50%)	4.42%	01/25/2026	2,030	2,029,397
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	5.35%	01/31/2026	5,486	5,415,776
Telenet Financing USD LLC, Term Loan AN(f)	—	08/17/2026	3,584	3,583,755
Unitymedia Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	09/30/2025	1,424	1,425,444
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.17%	01/15/2026	1,603	1,604,562
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026	7,695	7,682,164
Virgin Media Bristol LLC (United Kingdom), Term Loan K (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026	7,256	7,244,554
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.19%	08/18/2023	2,197	2,120,012
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.42%	04/15/2025	3,015	3,001,076
				47,314,840

Chemicals & Plastics–3.31%

Alpha US Bidco, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.30%	01/31/2024	756	756,180
Avantor Inc., Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR 1,588	1,871,376
Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/21/2024	3,774	3,806,696
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024	322	322,920
Colouroz Investment LLC (Germany), First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021	1,631	1,557,721
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	9.61%	09/05/2022	2,104	1,736,115
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021	270	257,509
Cyanco Intermediate 2 Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	5.67%	03/16/2025	811	815,325
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (d)	9.67%	03/16/2026	324	323,442
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.10%	09/06/2024	1,047	1,039,485
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	11/07/2024	223	224,594
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $113,629)	9.48%	11/07/2025	114	116,170
HII Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/20/2019	396	397,302
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (d)	10.48%	12/21/2020	202	203,958
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	03/31/2024	85	84,868
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.10%	03/28/2025	717	721,910
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.73%	03/28/2026	379	384,901
KMG Chemicals Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/15/2024	580	581,819
KPEX Holdings Inc., First Lien Delayed Draw Term Loan(e)	0.00%	01/31/2025	35	34,528
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	01/31/2026	149	149,868
Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	01/31/2025	348	349,119
MacDermid, Inc., First Lien Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2020	416	414,439
First Lien Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (d)	4.92%	06/07/2020	354	353,041
First Lien Revolver Loan(d)(e)	0.00%	06/07/2020	154	153,496
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%) (d)	4.91%	06/07/2020	616	613,984
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.98%	06/07/2023	665	668,062
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.48%	06/07/2020	54	54,331
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.88%	10/14/2024	1,244	1,247,777
PQ Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	02/05/2025	399	399,712
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	11/20/2023	1,000	1,006,541
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.86%	11/20/2023	194	195,125
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	08/07/2020	902	907,340
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	09/06/2024	368	369,262

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–(continued)

Tronox Finance LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/22/2024		$ 818	$822,767
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/23/2024		354	356,532
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.98%	08/08/2024		468	472,902
					23,771,117

Clothing & Textiles–1.19%

ABG Intermediate Holdings 2 LLC, Delayed Draw Term Loan(e)	0.00%	09/29/2024		315	314,518
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	09/27/2024		3,147	3,168,932
Second Lien Delayed Draw Term Loan(e)	0.00%	09/29/2025		95	95,006
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.05%	09/29/2025		995	1,009,737
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.50%	08/21/2022		1,516	1,326,872
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.91%	05/01/2024		651	659,220
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	10/26/2023		1,203	1,120,699
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	04/25/2025		144	142,826
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/16/2024		725	730,179
					8,567,989

Conglomerates–0.44%

CTC AcquiCo GmbH (Germany), Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	12/14/2024	EUR	458	535,525
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.57%	03/07/2025		612	611,632
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	06/27/2024		670	672,803
RGIS Services, LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	03/31/2023		410	380,569
Term Loan (3 mo. USD LIBOR + 7.50%)	9.95%	03/31/2023		72	67,179
Term Loan (6 mo. USD LIBOR + 7.50%)	9.34%	03/31/2023		315	292,128
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.91%	02/03/2025		421	419,955
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.66%	02/01/2026		187	187,282
					3,167,073

Containers & Glass Products–2.36%

Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.94%	11/07/2025		1,958	1,964,287
Term Loan (2 mo. USD LIBOR + 3.00%)	5.09%	11/07/2025		228	228,718
Berry Global, Inc., Term Loan S	3.73%	02/08/2020		141	141,620
Term Loan T	3.73%	01/06/2021		301	302,166
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	05/22/2024		790	795,233
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $2,494,737) (d)	6.34%	03/21/2024		2,522	2,531,212
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	10/19/2023		879	868,463
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.81%	10/19/2024		166	157,502
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/21/2023		1,468	1,476,125
Klockner Pentaplast of America, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	06/30/2022		752	726,787
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	302	340,923
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	10/31/2024		349	351,461
Ranpak Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $140,956)(d)	9.19%	10/03/2022		141	142,399
Term Loan B-1 (1 mo. USD LIBOR + 3.25%) (Acquired 05/15/2015-03/07/2017; Cost $408,426)(d)	5.23%	10/01/2021		409	410,870

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–(continued)

Refresco Group, N.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	445	$ 521,127
Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.59%	03/28/2025		$ 578	580,870
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/05/2023		3,147	3,157,627
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.97%	11/30/2023		126	126,443
Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	11/30/2023		1,248	1,254,895
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	10/17/2024		547	545,151
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	158	184,612
Twist Beauty Packaging Holding Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.30%	04/12/2024		155	154,792
					16,963,283

Cosmetics & Toiletries–0.67%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	09/26/2024		1,171	1,041,865
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	04/05/2025		2,318	2,288,574
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	06/30/2024		1,464	1,482,132
					4,812,571

Drugs–2.17%

Amneal Pharmaceuticals LLC, Term Loan (2 mo. USD LIBOR + 3.50%)	5.63%	05/04/2025		3,434	3,433,167
BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%)	8.05%	04/29/2020		2,466	2,373,848
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%) (d)	10.05%	04/29/2020		2,144	2,069,422
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.25%	04/29/2024		3,348	3,320,481
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B F-4	5.42%	04/01/2022		1,345	1,349,101
Term Loan B F-4 (1 mo. USD LIBOR + 3.50%)	5.42%	04/01/2022		3,002	3,010,838
					15,556,857

Ecological Services & Equipment–1.03%

Advanced Disposal Services Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.00%	11/10/2023		686	688,872
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%)	8.23%	10/25/2024		150	152,006
Term Loan (3 mo. USD LIBOR + 6.25%)	8.56%	10/25/2024		668	676,637
EnergySolutions, LLC, Term Loan (2 mo. USD LIBOR + 3.75%)	5.77%	05/11/2025		746	755,279
GFL Environmental Inc. (Canada), Delayed Draw Term Loan(f)	—	05/31/2025		122	122,542
Incremental Term Loan(f)	—	05/31/2025		983	986,859
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	03/20/2025		853	857,475
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%) (d)	9.70%	03/20/2026		299	292,011
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/11/2023		1,174	1,173,872
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		1,690	1,695,631
					7,401,184

Electronics & Electrical–13.10%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/08/2020		2,602	2,332,493
Almonde, Inc. (United Kingdom), First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	757	882,063
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	06/13/2024		3,232	3,187,438
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.30%	09/19/2025		58	60,112
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.36%	06/30/2021		2,849	2,599,266
BMC Software Finance, Inc., Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	09/10/2022	EUR	114	133,916
Brave Parent Holdings, Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)(d)	6.04%	04/18/2025		554	557,442
Canyon Valor Cos., Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.31%	06/16/2023		1,469	1,481,749
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(d)	4.22%	08/16/2022		251	251,832
Compuware Corp., Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.48%	12/15/2021		842	850,620
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	07/26/2024		400	401,826

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.69%	11/06/2023		$ 1,777	$ 1,778,723
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/31/2024		2,403	2,402,993
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.98%	10/31/2025		293	289,440
Go Daddy Operating Co., LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	02/15/2024		1,861	1,869,762
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/01/2022		769	775,995
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	07/07/2025		123	125,582
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. EURIBOR + 4.00%)	5.00%	12/21/2024	EUR	176	206,582
Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 12/20/2017; Cost $690,225)	6.30%	12/20/2024		694	699,711
IGT Holding IV AB (Sweden), Term Loan B (3 mo. USD LIBOR + 3.75%)	6.05%	07/26/2024		1,040	1,042,464
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(d)	4.90%	04/04/2024		689	692,060
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.98%	04/26/2024		1,082	1,098,329
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.17%	03/10/2021		790	794,024
Lully Finance LLC, Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (Acquired 08/04/2015-04/06/2017; Cost $725,331)(d)	10.46%	10/16/2023		731	724,114
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 11/30/2016; Cost $228,034)(d)	7.25%	10/16/2023	EUR	228	261,252
MA Finance Co., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.48%	11/19/2021		3,744	3,741,340
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		817	816,237
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.93%	05/08/2025		1,407	1,406,686
McAfee, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	09/30/2024		1,466	1,479,160
Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	536	631,542
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.24%	08/15/2022		1,693	1,703,383
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.68%	09/13/2024		1,428	1,429,998
Microchip Technology Inc., Term Loan(f)	—	05/29/2025		3,113	3,135,186
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	03/31/2022		1,066	1,064,855
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	07/05/2023		988	996,343
Neustar, Inc., Term Loan B-3 (3 mo. USD LIBOR + 2.50%)	4.80%	01/08/2020		477	479,871
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.48%	08/08/2024		1,791	1,796,003
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	1,015	1,183,172
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.05%	01/10/2024		972	971,891
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	11/22/2024		766	769,747
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $193,428)(d)	9.99%	11/22/2025		195	195,312
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.02%	03/23/2025		2,041	2,032,424
Open Text Corp. (Canada), Term Loan(f)	—	05/30/2025		484	486,537
Optiv Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.25%	01/31/2025		417	403,272
Term Loan (1 mo. USD LIBOR + 3.25%)	5.25%	02/01/2024		2,003	1,959,666
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.16%	01/02/2025		687	690,057
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	07/07/2023		725	735,489
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	05/16/2025		4,091	4,104,276
Ramundsen Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)	10.48%	01/31/2025		98	99,644
Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 01/26/2017; Cost $242,930)	6.23%	02/01/2024		244	245,782
Renaissance Holding Corp., First Lien Term Loan(f)	—	05/30/2025		1,008	1,009,962
Second Lien Term Loan(f)	—	05/29/2026		242	244,197
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	04/24/2022		1,860	1,847,987
Rocket Software, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	10/14/2023		2,210	2,238,213
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.80%	10/14/2024		412	417,481

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	10/12/2023		$ 462	$ 464,376
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	8.05%	09/21/2022		1,264	1,266,815
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		5,520	5,512,251
SonicWall U.S. Holdings Inc., Term Loan(f)	—	05/16/2025		262	263,646
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		4,435	4,465,430
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		1,661	1,671,857
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.49%	09/29/2023		3,055	3,075,232
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.49%	12/04/2020		468	470,854
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.41%	09/28/2024		2,046	2,056,225
VeriFone Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	01/31/2025		185	184,722
Veritas US Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	4,711	5,388,814
Term Loan B (3 mo. USD LIBOR + 4.50%)	6.80%	01/27/2023		1,611	1,531,392
VF Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	06/30/2023		1,324	1,328,412
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $501,103)	6.55%	07/19/2024		503	505,880
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	11/21/2024		673	673,385
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	12/01/2023		1,478	1,480,086
					94,154,878

Financial Intermediaries–1.12%

iPayment Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.94%	04/11/2023		1,054	1,057,768
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	4.56%	09/23/2024		200	200,485
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/27/2020		3,842	3,783,225
RJO Holdings Corp., Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $436,310)(d)	13.98%	05/05/2022		436	438,491
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,227,121)(d)	10.00%	05/05/2022		1,227	1,233,257
SGG Holdings S.A. (Luxembourg), Term Loan B(f)	—	03/09/2025	EUR	403	472,181
Stiphout Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/26/2022		818	822,544
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	10/26/2023		22	22,074
					8,030,025

Food & Drug Retailers–0.62%

Adria Group Holding B.V. (Netherlands), Term Loan(h)	0.00%	06/04/2018	EUR	2,986	45,828
Albertsons Cos., Inc., Term Loan(f)	—	05/03/2023		1,310	1,313,087
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/25/2021		1,830	1,814,349
Supervalu Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		485	486,085
Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		808	810,142
					4,469,491

Food Products–2.71%

Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	06/22/2022		854	862,154
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/30/2025		652	652,745
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	07/03/2020		887	867,188
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	04/06/2024		2,896	2,903,074
H-Food Holdings, LLC, Term Loan(f)	—	05/17/2025		2,332	2,325,406
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	4.63%	07/04/2022		8	8,479
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	10/30/2022		1,257	1,255,872
Term Loan (3 mo. USD LIBOR + 2.50%)	4.68%	10/30/2022		6,969	6,962,555
K-Mac Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.18%	03/16/2025		364	366,834
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.68%	03/16/2026		191	192,985
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.16%	05/01/2025		492	495,373
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.17%	05/15/2024		979	982,062

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Products–(continued)

Shearer’s Foods, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	06/30/2021		$ 1,405	$1,395,920
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $249,202)	9.05%	06/30/2022		250	237,015
					19,507,662

Food Service–2.10%

Carlisle FoodService Products, Inc., Delayed Draw Term Loan(e)	0.00%	03/20/2025		32	31,552
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	03/20/2025		140	139,879
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	02/05/2025		30	30,270
Term Loan B (2 mo. USD LIBOR + 3.25%)	5.25%	02/05/2025		865	869,477
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	04/19/2024		1,130	1,142,926
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	04/18/2025		346	353,379
Restaurant Holding Co., LLC, First Lien Term Loan (Prime Rate + 6.75%)(d)	11.50%	02/28/2019		1,045	1,040,160
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 03/17/2014-05/30/2014; Cost $563,948) (d)	5.74%	03/19/2021		565	491,749
Tacala Investment Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.16%	02/01/2025		528	532,177
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.91%	02/01/2026		310	313,961
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	02/01/2023		1,649	1,661,781
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	09/26/2024		1,058	1,059,315
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	06/27/2023		6,078	6,111,080
Weight Watchers International, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.66%	11/29/2024		226	228,949
Term Loan (3 mo. USD LIBOR + 4.75%)	7.06%	11/29/2024		1,042	1,057,014
					15,063,669

Forest Products–0.12%

American Greetings Corp., Term Loan (2 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $866,174)	6.48%	04/06/2024		884	893,496

Health Care–4.42%

Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	02/11/2022		913	921,039
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	02/16/2023		1,406	1,418,775
Air Medical Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.18%	03/14/2025		1,301	1,306,473
Argon Medical Devices Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%) (Acquired 11/02/2017; Cost $318,132)(d)	6.05%	01/23/2025		320	322,268
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 11/02/2017; Cost $75,699)	10.30%	01/23/2026		76	77,020
Community Health Systems, Inc., Incremental Term Loan G (3 mo. USD LIBOR + 3.00%)	5.31%	12/31/2019		191	189,814
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.49%	12/20/2024		675	683,533
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	06/07/2020		1,520	1,527,118
Term Loan (3 mo. USD LIBOR + 3.25%)	5.56%	06/07/2020		1,540	1,547,086
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	12/01/2023		307	308,085
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.81%	05/02/2023		1,232	1,242,835
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	06/30/2024		847	850,008
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.18%	10/27/2022		1,106	1,113,090
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.98%	04/07/2022		1,521	1,535,737
Heartland Dental, LLC, Delayed Draw Term Loan(e)	0.00%	04/30/2025		292	292,177
Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	04/30/2025		1,942	1,947,844
IQVIA Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.30%	01/17/2025		30	29,790
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/25/2025	EUR	411	481,848
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/03/2024		2,967	2,989,471
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	06/07/2023		4,722	4,736,692
Nidda Healthcare Holding AG (Germany), Term Loan B-1(e)	0.00%	08/21/2024	GBP	172	229,405

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–(continued)

Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	06/30/2021		$1,004	$1,006,710
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		2,548	2,548,094
Surgery Center Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.25%)	5.35%	08/31/2024		741	740,890
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/06/2024		1,962	1,900,141
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	03/12/2021	EUR	768	883,856
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.58%	06/07/2024		915	916,891
					31,746,690

Home Furnishings–1.04%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	02/05/2024		1,041	1,017,842
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.99%	09/29/2024		1,264	1,287,986
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	08/05/2024		578	582,261
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/30/2024	EUR	387	450,302
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.44%	02/28/2025		394	394,005
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%)(d)	5.48%	02/16/2022		164	165,727
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	11/08/2023		535	474,065
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		1,918	1,698,792
TGP Holdings III, LLC, First Lien Delayed Draw Term Loan(f)	—	09/25/2024		139	140,577
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	09/25/2024		951	960,686
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 03/21/2018; Cost $307,196)	10.80%	09/25/2025		309	313,632
					7,485,875

Industrial Equipment–1.84%

Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	04/28/2025		497	498,661
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	12/11/2024		1,605	1,611,275
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.30%	05/18/2024		1,849	1,850,041
Columbus McKinnon Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.50%)(d)	4.80%	01/31/2024		324	325,491
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.48%	08/29/2023		513	515,340
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	07/19/2024		620	621,386
Second Lien Delayed Draw Term Loan(e)	0.00%	07/18/2025		8	8,059
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025		42	42,312
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025		535	539,094
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.05%	07/30/2024		1,681	1,690,646
Generac Power Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	4.31%	05/31/2023		352	352,144
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR	508	584,079
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.50%)	4.48%	08/14/2023		996	1,001,305
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $426,267)	6.30%	03/08/2025		428	431,566
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/27/2020		1,260	1,207,541
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	08/21/2024		69	69,770
Robertshaw US Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.50%	02/28/2025		882	885,925
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.00%	02/28/2026		388	389,017
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	03/16/2022		78	78,804
Term Loan (2 mo. USD LIBOR + 3.50%)	5.50%	03/16/2022		50	50,435
Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	03/16/2022		469	472,826
Vantiv, LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.92%	10/14/2023		13	13,194
					13,238,911

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Insurance–1.35%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	05/09/2025		$428	$428,102
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.70%	01/25/2024		819	821,033
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.73%	01/25/2025		143	145,185
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	5.36%	04/25/2025		3,348	3,346,844
Sedgwick Claims Management Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2021		1,563	1,562,973
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	05/16/2024		3,401	3,400,831
					9,704,968

Leisure Goods, Activities & Movies–4.08%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	02/01/2024		7,242	7,207,143
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/19/2023		824	826,394
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.73%	11/07/2023		28	28,167
Cinemark USA, Inc. (1 mo. USD LIBOR + 1.75%)	3.72%	03/31/2025		128	128,272
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	02/28/2025		5,473	5,458,812
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.67%	11/08/2023		3,289	3,284,228
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	5.05%	08/23/2024		1,334	1,337,043
Dorna Sports, S.L. (Spain), Term Loan B2 (6 mo. USD LIBOR + 3.25%)	5.09%	04/12/2024		854	851,009
Equinox Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	09/06/2024		132	135,931
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.98%	03/08/2024		1,168	1,172,992
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/18/2025		1,025	1,032,379
Term Loan B (3 mo. USD LIBOR + 3.25%)	5.68%	04/18/2025		513	516,190
Lakeland Tours, LLC, Delayed Draw Term Loan(e)	0.00%	12/16/2024		55	54,908
Term Loan (3 mo. USD LIBOR + 4.00%)	6.12%	12/16/2024		662	666,746
MTL Publishing LLC, Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	4.19%	08/20/2023		1,081	1,083,656
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)(d)	4.25%	07/11/2024	CHF	369	374,931
Sabre GLBL Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	02/22/2024		114	113,938
Shutterfly, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	08/17/2024		1,085	1,094,526
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.44%	08/19/2024		460	462,248
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	08/18/2023		3,208	3,225,483
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	08/18/2024		239	242,530
					29,297,526

Lodging & Casinos–4.13%

B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	03/14/2023	EUR	1,024	1,198,914
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	07/03/2024		1,391	1,399,322
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	4.25%	09/15/2023		197	198,380
Caesars Entertainment Operating Co., LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	10/07/2024		229	229,251
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	12/23/2024		7,784	7,796,409
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	04/18/2024		1,110	1,111,946
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	10/04/2023		1,179	1,187,853
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	3.73%	03/27/2025		11	11,404
RHP Hotel Properties, L.P., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	05/11/2024		127	127,966
Scientific Games International, Inc., Multicurrency Revolver Loan (Acquired 04/29/2016-10/04/2017; Cost $1,767,254)(d)(e)	0.00%	10/18/2018		1,811	1,792,673
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 04/29/2016-10/04/2017; Cost $1,245,405)(d)	2.35%	10/18/2018		1,276	1,263,318
Revolver Loan (Acquired 10/04/2017; Cost $995,322)(d)(e)	0.00%	10/18/2018		1,712	1,694,896
Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.73%	08/14/2024		6,281	6,308,596
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.49%	06/08/2023		2,576	2,580,378
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/10/2020		2,536	2,555,474
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	12/20/2024		230	230,387
					29,687,167

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Nonferrous Metals & Minerals–0.64%

American Rock Salt Co., LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	03/21/2025	$598	$603,104
Covia Holdings Corp., Term Loan(f)	—	06/01/2025	2,351	2,356,877
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.55%	01/28/2022	925	928,241
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $15,172)(d)	10.80%	01/30/2023	15	15,429
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.81%	05/01/2025	720	726,644
				4,630,295

Oil & Gas–8.17%

Ascent Resources Marcellus, LLC, Term Loan (1 mo. USD LIBOR + 6.50%)	8.41%	03/30/2023	533	535,101
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.31%	06/24/2024	1,444	1,412,400
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	10/31/2024	2,640	2,642,693
Brazos Delaware II, LLC, Term Loan (3 mo. USD LIBOR + 4.00%) (f)	—	05/21/2025	1,211	1,211,804
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.83%	08/17/2020	1,915	1,936,739
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	12.34%	12/31/2021	892	1,003,749
Term Loan (1 mo. USD LIBOR + 4.75%)	6.70%	12/31/2022	1,418	1,454,547
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	07/29/2021	1,345	1,353,036
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.42%	03/03/2023	1,977	1,955,588
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	03/30/2025	806	810,255
Fieldwood Energy LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.23%	04/11/2022	3,427	3,454,064
Term Loan(d)(e)	0.00%	04/11/2021	9,736	9,638,157
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	06/27/2020	3,484	2,970,129
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	12/23/2024	1,038	1,034,175
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.56%	08/25/2023	3,295	2,853,083
HGIM Corp., Term Loan B (Prime Rate + 3.50%)(h)(i)	0.00%	06/18/2020	3,789	1,596,118
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.93%	02/17/2025	940	933,130
McDermott Technology (Americas), Inc., Term Loan B(f)	—	05/10/2025	2,419	2,444,014
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/30/2024	795	783,801
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.43%	12/13/2024	1,201	1,178,571
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	530	556,435
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.80%	07/31/2020	2,091	1,829,637
Pacific Drilling S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.50%)(h)(i)	0.00%	06/03/2018	692	269,584
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Prime Rate + 1.75%) (Acquired 07/11/2014); Cost $11,865) (d)(h)(i)	0.00%	07/16/2021	12	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.80%	03/19/2021	4,575	4,454,061
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.30%	02/21/2021	6,912	6,043,559
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	08/04/2021	1,039	1,027,097
Traverse Midstream Partners LLC, Term Loan (6 mo. USD LIBOR + 4.00%)	5.85%	09/27/2024	1,299	1,301,960
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.42%	07/13/2020	2,015	2,001,630
				58,685,117

Publishing–1.08%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.94%	04/13/2025	570	572,389
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/12/2024	1,017	1,020,555
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.61%	06/01/2022	31	30,955
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.93%	10/04/2023	324	325,152
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/24/2021	1,066	1,079,842
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/31/2022	1,228	1,233,089
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.98%	01/27/2024	3,492	3,497,103
				7,759,085

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Radio & Television–2.52%

Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.17%	02/07/2024		$ 66	$66,047
iHeartCommunications, Inc., Term Loan D (3 mo. USD LIBOR + 6.75%) (h)(i)	0.00%	01/30/2019		102	80,553
Term Loan E (1 yr. USD LIBOR + 7.50%) (h)(i)	0.00%	07/30/2019		10,637	8,370,208
Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.41%	01/17/2024		—	139
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.41%	01/17/2024		1	1,085
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	08/23/2024		1,272	1,275,800
Sinclair Television Group, Inc., Incremental Term Loan B-1(f)	—	12/12/2024		8,302	8,309,944
					18,103,776

Retailers (except Food & Drug)–2.37%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	4.67%	09/25/2024		1,155	1,162,109
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/14/2022		2,043	804,113
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/02/2021		1,969	1,897,058
National Vision, Inc., First Lien Revolver Loan(d)(e)	0.00%	03/13/2019		1,250	1,149,948
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/20/2024		498	501,511
Payless Inc., Term Loan A-1 (2 mo. USD LIBOR + 8.00%)	10.03%	02/10/2022		877	855,551
Term Loan A-2 (2 mo. USD LIBOR + 9.00%)	11.03%	08/10/2022		1,647	1,454,942
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.61%	01/26/2023		3,481	2,459,902
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.11%	07/09/2019		3,666	3,550,508
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	09/12/2024		1,504	1,475,578
Vivarte (France), , PIK Term Loan,7.00% PIK Rate, 4.00% Cash Rate (Acquired 01/06/2016-10/30/2017; Cost $1,493,906) (g)	7.00%	10/29/2019	EUR	1,593	1,746,424
					17,057,644

Surface Transport–1.23%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/06/2024		520	524,593
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.73%	11/12/2020		836	588,135
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		2,295	2,306,283
Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		564	566,526
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/12/2024		638	644,292
PODS LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.93%	12/06/2024		2,626	2,634,672
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.23%	06/26/2021		1,662	1,571,061
					8,835,562

Telecommunications–8.13%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	01/31/2025		7,341	7,258,868
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	05/01/2024		1,315	1,317,938
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.98%	10/24/2022		4,847	4,724,606
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	10/05/2023		4,496	4,480,803
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.74%	03/31/2021		2,638	2,611,261
Term Loan A (1 mo. USD LIBOR + 4.38%) (d)	6.37%	10/12/2021		395	391,294
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024		371	372,961
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.72%	11/30/2023		71	71,197
Term Loan B-5	6.63%	01/02/2024		2,037	2,090,989
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	02/22/2024		6,316	6,329,720
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	11/15/2024		1,668	1,677,976
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/24/2025	EUR	770	899,298
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024		2,409	2,376,759
Speedcast Communications, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	5.00%	05/15/2025		305	305,980
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.50%	02/02/2024		6,187	6,194,112
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.93%	03/09/2023		2,958	2,968,685
Telesat LLC, Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.41%	11/17/2023		6,267	6,298,734

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Telecommunications–(continued)

U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	05/02/2023	$2,931	$2,904,449
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.94%	03/29/2021	4,688	4,518,937
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.19%	02/17/2024	549	489,745
Zayo Group, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.98%	01/19/2021	123	123,932
				58,408,244

Utilities–9.12%

AES Corp., (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.07%	05/24/2022	116	116,192
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	04/13/2023	640	643,545
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/27/2022	695	700,307
Calpine Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2023	5,093	5,102,268
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	05/31/2023	2,907	2,912,170
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2024	2,958	2,963,874
Compass Power Generation, Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/20/2024	1,510	1,525,477
Dynegy Inc., Term Loan C-2 (1 mo. USD LIBOR + 2.50%)	4.46%	02/07/2024	4,901	4,908,540
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/02/2023	2,227	2,231,567
Granite Acquisition Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	12/17/2021	2,503	2,519,939
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.80%	12/17/2021	319	321,628
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.55%	12/19/2022	558	562,528
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024	3,502	3,522,750
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024	224	225,546
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	05/16/2024	1,317	1,329,515
NRG Energy, Inc., Revolver Loan A(d)(e)	0.00%	07/01/2018	17,507	17,379,311
Term Loan (3 mo. USD LIBOR + 1.75%)	4.05%	06/30/2023	2,171	2,172,772
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	03/23/2025	59	59,814
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/06/2025	906	901,659
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.49%	12/02/2021	642	607,126
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	11/08/2022	284	284,649
USIC Holding, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.28%	12/08/2023	1,967	1,978,340
Term Loan(f)	—	12/08/2023	233	234,768
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023	5,959	5,961,468
Term Loan B-3(f)	—	12/31/2025	5,391	5,385,507
Term Loan C (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023	1,029	1,029,625
				65,580,885
Total Variable Rate Senior Loan Interests				785,839,291

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Bonds & Notes–7.25%

Air Transport–0.36%

Mesa Airlines, Inc., Class B(k)	5.75%	01/15/2024	$ 2,612	$ 2,591,256

Automotive–0.28%

Federal-Mogul Holdings Corp.(k)	5.00%	07/15/2024	EUR 173	211,028
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)(n)	4.88%	04/15/2024	EUR 641	758,698
Schaeffler AG (Germany)(k)	4.13%	09/15/2021	271	268,968
Schaeffler AG (Germany)(k)	4.75%	09/15/2026	833	785,103
				2,023,797

Building & Development–0.06%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(n)	5.13%	11/15/2022	EUR 100	107,558
LSF10 Wolverine Investment SCA (Luxembourg)(k)	5.00%	03/15/2024	EUR 112	131,810
LSF10 Wolverine Investment SCA (Luxembourg) (3 mo. EURIBOR + 4.63%)(k)(n)	4.63%	03/15/2024	EUR 152	179,011
				418,379

Business Equipment & Services–0.69%

Dream Secured Bondco AB (Sweden)(k)	5.75%	12/01/2023	EUR 1,053	1,215,498
Nexi S.p.A. (United Kingdom)(k)	4.13%	11/01/2023	EUR 557	635,127
Nexi S.p.A. (United Kingdom) (3 mo. EURIBOR + 3.63%)(k)(n)	3.63%	05/01/2023	EUR 1,453	1,667,970
Nexi S.p.A. (United Kingdom) (6 mo. EURIBOR + 8.00%)(k)(n)	8.00%	05/30/2021	EUR 1,250	1,468,883
				4,987,478

Cable & Satellite Television–1.73%

Altice Financing S.A. (Luxembourg)(k)	6.63%	02/15/2023	520	513,916
Altice Financing S.A. (Luxembourg)(k)	7.50%	05/15/2026	3,966	3,802,403
Altice Financing S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR 419	423,717
Altice US Finance I Corp.(k)	5.50%	05/15/2026	5,666	5,455,225
Numericable-SFR S.A. (France)(k)	7.38%	05/01/2026	1,020	998,325
Telenet Financing USD LLC(k)	3.50%	03/01/2028	EUR 400	457,531
UPC Financing Partnership(k)	3.63%	06/15/2029	EUR 235	271,400
Virgin Media Bristol LLC (United Kingdom)(k)	5.50%	08/15/2026	554	526,993
				12,449,510

Chemicals & Plastics–0.21%

Alpha US Bidco, Inc.(k)	8.75%	06/01/2023	526	520,797
Avantor Inc.(k)	6.00%	10/01/2024	963	960,593
				1,481,390

Containers & Glass Products–0.33%

Ardagh Glass Finance PLC(k)	4.63%	05/15/2023	852	849,614
Ardagh Glass Finance PLC(k)	4.25%	09/15/2022	504	500,220
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(k)(n)	5.85%	07/15/2021	969	982,760
				2,332,594

Electronics & Electrical–0.36%

Blackboard Inc.(k)	9.75%	10/15/2021	2,907	1,845,945
Dell International LLC(k)	5.45%	06/15/2023	720	758,075
				2,604,020

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Financial Intermediaries–0.50%

AnaCap Financial Europe S.A. (United Kingdom) (3 mo. GBP LIBOR + 4.50%)(k)(n)	5.00%	08/01/2024	EUR	200	$ 221,559
Evergood 4 APS (Denmark)(k)	2.88%	04/06/2024	EUR	850	1,029,198
Garfunkelux Holdco 3 S.A. (Luxembourg)(k)	11.00%	11/01/2023	GBP	876	1,196,273
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(k)(n)	3.50%	09/01/2023	EUR	467	501,790
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(k)(n)	7.21%	02/01/2023	GBP	491	616,485
					3,565,305

Health Care–0.92%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(k)(n)	5.79%	07/15/2019	GBP	1,750	2,323,467
DJO Finance LLC	10.75%	04/15/2020		$ 2,352	2,299,080
DJO Finance LLC(k)	8.13%	06/15/2021		1,062	1,073,948
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)(n)	6.64%	08/15/2022	GBP	750	918,119
					6,614,614

Home Furnishings–0.24%

Shop Direct Funding PLC (United Kingdom)(k)	7.75%	11/15/2022	GBP	1,634	1,726,755

Household Products–0.08%

Reynolds Group Holdings Inc.	5.75%	10/15/2020		576	579,248

Lodging & Casinos–0.30%

ESH Hospitality, Inc.(k)	5.25%	05/01/2025		755	727,140
Scientific Games International, Inc.(k)	3.38%	02/15/2026	EUR	211	239,857
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(k)(n)	5.52%	05/15/2023	GBP	800	1,058,408
VICI Properties 1 LLC	8.00%	10/15/2023		86	96,315
					2,121,720

Nonferrous Metals & Minerals–0.32%

TiZir Ltd. (United Kingdom)(k)	9.50%	07/19/2022		2,114	2,311,297

Oil & Gas–0.16%

Pacific Drilling S.A. (Luxembourg)(i)(k)	5.38%	06/01/2020		2,928	1,171,200

Radio & Television–0.35%

Clear Channel International B.V.(k)	8.75%	12/15/2020		2,436	2,539,530

Retailers (except Food & Drug)–0.06%

Claire’s Stores Inc.(i)(k)	0.00%	03/15/2020		780	448,500

Telecommunications–0.27%

Communications Sales & Leasing, Inc.(k)	6.00%	04/15/2023		623	610,151
Goodman Networks Inc.	8.00%	05/11/2022		1,870	1,318,066
Windstream Services, LLC	6.38%	08/01/2023		25	14,562
					1,942,779

Utilities–0.03%

Calpine Corp.(k)	5.25%	06/01/2026		241	228,649
Total Bonds & Notes					52,138,021

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Structured Products–0.94%

Atrium X LLC Series 2013-10A, Class E (k)(n)	6.85%	07/16/2025	$251	$251,592
Clontarf Park CLO (Ireland) Series 2017-1A, Class D (k)(n)	5.10%	08/05/2030	136	157,138
Madison Park Funding XIV, Ltd. Series 2014-14A, Class F (k)(n)	7.76%	07/20/2026	1,075	1,059,917
NewStar Berkeley Fund CLO LLC Series 2016-1A, Class D (k)(n)	7.46%	10/25/2028	1,220	1,230,716
OCP Euro CLO (Ireland) Series 2017-2, Class E (k)(n)	5.00%	01/15/2032	153	181,070
Octagon Investment Partners XIX Ltd. Series 2014-1A, Class E (k)(n)	7.20%	04/15/2026	1,741	1,702,002
Symphony CLO VIII, Ltd. Series 2012-8A, Class ER (k)(n)	8.33%	01/09/2023	2,140	2,150,991
Total Structured Products				6,733,426

			Shares

Common Stocks & Other Equity Interests–7.98%(j)

Aerospace & Defense–0.51%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $249,110) (d)(k)(l)			229	3,705,469

Automotive–0.03%

Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $184,961) (d)(k)(l)			2,935,894	183,493

Building & Development–0.52%

BMC Stock Holdings, Inc. (l)			129,856	2,642,570
Five Point Holdings LLC, Class A (l)			98,198	1,095,890
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,938,060) (d)(k)(l)			780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,975) (d)(k)(l)			9	0
				3,738,460

Chemicals & Plastics–0.00%

Lyondell Chemical Co., Class A			142	15,921

Conglomerates–0.04%

Euramax International, Inc. (Acquired 07/09/2009; Cost $3,529,067) (d)(k)(l)			3,272	278,137

Cosmetics & Toiletries–0.10%

Levlad, LLC (d)(k)(l)			4,893	733,890

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(k)(l)			7,160	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(k)(l)			11,479	0
				0

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (d)(k)(l)			2,852	2,852
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0) (d)(k)(l)			2,314	2,545
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0) (d)(k)(l)			3,000	30
				5,427

Forest Products–0.18%

Verso Corp., Class A (l)			65,375	1,322,536

Health Care–0.00%

New Millennium Holdco (k)(l)			136,135	5,445

Lodging & Casinos–3.17%

Caesars Entertainment Operating Co., LLC (l)			35,315	429,077
Twin River Management Group, Inc. (k)(l)			189,050	22,355,163
				22,784,240

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Oil & Gas–1.36%

Ameriforge Group Inc. (k)(l)	498	$29,631
Ascent Resources Marcellus, LLC (k)(l)	382,888	1,266,785
Ascent Resources Marcellus, LLC First Lien Wts. (d)(k)(l)	99,132	6,444
CJ Holding Co. (l)	27,250	733,570
Fieldwood Energy LLC (k)(l)	23,827	1,084,128
Ocean Rig 1 Inc. (l)	118,969	3,155,058
Paragon Offshore Finance Co. (Cayman Islands), Class A (i)(k)(l)	2,645	2,965
Paragon Offshore Finance Co. (Cayman Islands), Class B (i)(k)(l)	1,323	41,096
Samson Investment Co. (k)	144,254	3,426,032
		9,745,709

Publishing–0.74%

Affiliated Media, Inc., Class B (Acquired 10/03/2007; Cost $5,259,391) (d)(k)(l)	81,915	1,310,642
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148) (d)(k)(l)(m)	8,426	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $23,348) (d)(k)(l)	18,385	11,031
MC Communications, LLC (Acquired 07/02/2009; Cost $0) (d)(k)(l)	739,818	0
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $751,378) (d)(k)(l)	326,686	3,920,232
Tronc, Inc. (l)	4,756	76,286
		5,318,191

Retailers (except Food & Drug)–0.05%

Payless Inc. (k)(l)	83,461	375,575

Telecommunications–0.01%

CTM Media Holdings Inc. (l)	1,270	57,010
Goodman Networks Inc. (d)(l)	117,618	0
		57,010

Utilities–1.27%

Vistra Operations Co. LLC (d)(k)(l)	585,868	161,114
Vistra Operations Co. LLC (l)	357,798	8,776,785
Vistra Operations Co. LLC , Rts. expiring 12/31/2046 (k)	357,798	196,789
		9,134,688
Total Common Stocks & Other Equity Interests		57,404,191

Preferred Stocks–0.01%(j)

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (d)(k)(l)	584	5,840

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/12/2018; Cost $0) (d)(k)(l)	7,780	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0) (d)(k)(l)	259	0
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0) (d)(k)(l)	259	0
		0

Telecommunications–0.00%

Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,399) (d)(k)(l)	139,938	0

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Utilities–0.01%

Genie Energy Ltd. (l)	7,632	$56,019
Total Preferred Stocks		61,859
TOTAL INVESTMENTS IN SECURITIES(o)–125.51% (Cost $916,147,146)		902,176,788
BORROWINGS–(21.56)%		(155,000,000)
OTHER ASSETS LESS LIABILITIES–(3.95)%		(28,376,722)
NET ASSETS–100.00%		$718,800,066

Investment Abbreviations:

CHF	—	Swiss Franc	EURIBOR	—	Euro Interbank Offered Rate	mo.	—	month	USD	—	U.S. Dollar
CLO	—	Collateralized Loan Obligation	GBP	—	British Pound Sterling	PIK	—	Pay-in-Kind	Wts.	—	Warrants
EUR	—	Euro	LIBOR	—	London Interbank Offered Rate	Rts.	—	Rights

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.

(f)	This variable rate interest will settle after May 31, 2018, at which time the interest rate will be determined.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2018 was $10,362,291, which represented 1.44% of the Fund’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)	Acquired as part of a bankruptcy restructuring.

(k)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $93,669,504, which represented 13.03% of the Fund’s Net Assets.

(l)	Non-income producing security.

(m)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of May 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 4.

(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
06/15/2018	Barclays Bank PLC	EUR	6,123,865	USD	7,573,782	$409,054
06/15/2018	Barclays Bank PLC	SEK	49,346	USD	5,889	289
06/15/2018	Citibank, N.A.	GBP	2,336,545	USD	3,333,315	225,674
06/15/2018	Citibank, N.A.	USD	407,967	CHF	407,164	5,521
06/15/2018	Goldman Sachs International	EUR	6,123,865	USD	7,575,527	410,800
06/15/2018	Goldman Sachs International	GBP	2,336,545	USD	3,331,762	224,121
06/15/2018	JPMorgan Chase Bank, N.A.	EUR	7,623,865	USD	9,432,427	512,747
06/15/2018	JPMorgan Chase Bank, N.A.	GBP	2,336,545	USD	3,332,334	224,693
06/15/2018	JPMorgan Chase Bank, N.A.	SEK	49,346	USD	5,889	289
06/15/2018	Royal Bank of Canada	CHF	407,164	USD	425,155	11,667
06/15/2018	Royal Bank of Canada	EUR	6,123,865	USD	7,582,815	418,087
07/13/2018	Canadian Imperial Bank of Commerce	EUR	6,497,215	USD	7,801,368	182,674
07/13/2018	Canadian Imperial Bank of Commerce	GBP	2,353,226	USD	3,197,646	63,196
07/13/2018	Goldman Sachs International	EUR	6,497,215	USD	7,793,136	174,442
07/13/2018	Goldman Sachs International	GBP	2,350,473	USD	3,192,882	62,099
07/13/2018	Goldman Sachs International	SEK	49,346	USD	5,767	154
07/13/2018	Goldman Sachs International	USD	39,415	CHF	39,083	378
07/13/2018	Goldman Sachs International	USD	1,436,097	EUR	1,225,261	656
07/13/2018	JPMorgan Chase Bank, N.A.	EUR	7,473,479	USD	8,919,597	156,126
07/13/2018	Royal Bank of Canada	EUR	6,497,222	USD	7,793,028	174,325
07/13/2018	Royal Bank of Canada	GBP	2,350,473	USD	3,191,540	60,757
07/13/2018	State Street Bank & Trust Co.	SEK	49,345	USD	5,765	152
Subtotal—Appreciation						3,317,901
06/15/2018	Canadian Imperial Bank of Commerce	USD	7,784,669	EUR	6,498,055	(182,152)
06/15/2018	Canadian Imperial Bank of Commerce	USD	3,161,085	GBP	2,329,895	(62,289)
06/15/2018	Goldman Sachs International	USD	7,776,267	EUR	6,498,054	(173,750)
06/15/2018	Goldman Sachs International	USD	3,173,624	GBP	2,339,870	(61,561)
06/15/2018	Goldman Sachs International	USD	5,751	SEK	49,327	(153)
06/15/2018	JPMorgan Chase Bank, N.A.	USD	7,772,778	EUR	6,498,055	(170,260)
06/15/2018	Royal Bank of Canada	USD	7,780,186	EUR	6,501,297	(173,876)
06/15/2018	Royal Bank of Canada	USD	3,172,256	GBP	2,339,870	(60,192)
06/15/2018	State Street Bank & Trust Co.	USD	5,754	SEK	49,364	(152)
07/13/2018	Barclays Bank PLC	GBP	101,139	USD	134,139	(577)
07/13/2018	Barclays Bank PLC	USD	426,999	GBP	318,739	(2,445)
07/13/2018	Citibank, N.A.	CHF	409,268	USD	411,119	(5,580)
07/13/2018	Goldman Sachs International	USD	605,023	GBP	452,004	(2,963)
07/13/2018	Goldman Sachs International	USD	11,284	SEK	98,505	(80)
Subtotal—Depreciation						(896,030)
Total Forward Foreign Currency Contracts—Currency Risk						$2,421,871

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Currency Abbreviations:

CHF	—	Swiss Franc	SEK	—	Swedish Krona

EUR	—	Euro	USD	—	U.S. Dollar

GBP	—	British Pound Sterling

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Senior Loan Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

Invesco Senior Loan Fund

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Invesco Senior Loan Fund

I.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the three months ended May 31, 2018, there were transfers from Level 2 to Level 3 of $15,018,648 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $15,974,843, due to third-party vendor quotations utilizing more than one market quote.

Invesco Senior Loan Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$717,863,423	$67,975,868	$785,839,291
Bonds & Notes	—	52,138,021	—	52,138,021
Structured Products	—	6,733,426	—	6,733,426
Common Stocks & Other Equity Interests	18,304,703	28,783,609	10,315,879	57,404,191
Preferred Stocks	56,019	—	5,840	61,859
Investments Matured	—	—	362,839	362,839
Total Investments in Securities	18,360,722	805,518,479	78,660,426	902,539,627
Other Investments – Assets*
Forward Foreign Currency Contracts	—	3,317,901	—	3,317,901
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(896,030)	—	(896,030)
Total Other Investments	—	2,421,871	—	2,421,871
Total Investments	$18,360,722	$807,940,350	$78,660,426	$904,961,498

* Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended May 31, 2018:

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 05/31/18
Variable Rate Senior Loan Interests	$ 65,812,750	$ 11,869,828	$ (4,284,956)	$ 191,902	$ 67,136	$ (526,228)	$ 10,820,279	$ (15,974,843)	$ 67,975,868
Common Stocks & Other Equity Interests	6,668,450	8,198	—	—	—	(559,138)	4,198,369	—	10,315,879
Preferred Stocks	215,747	—	—	—	—	(209,907)	—	—	5,840
Investments Matured	413,661	—	—	258	—	(51,080)	—	—	362,839
Total	$ 73,110,608	$ 11,878,026	$ (4,284,956)	$ 192,160	$ 67,136	$ (1,346,353)	$ 15,018,648	$ (15,974,843)	$ 78,660,426

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Senior Loan Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,317,901
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,317,901

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(896,030)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(896,030)

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(1,071,397)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	2,979,800
Total	$1,908,403

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$128,783,147

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the three months ended May 31, 2018.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 05/31/18	Dividend Income
Cygnus Business Media, Inc., Common Shares	$0	$—	$—	$—	$—	$0	$—

Invesco Senior Loan Fund

NOTE 5 — Unfunded Loan Commitments

As of May 31, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount*	Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan	$ 314,518	$314,518
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Term Loan	95,006	95,006
Brickman Group Ltd. LLC	First Lien Revolver Loan	303,149	280,413
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan	31,552	31,552
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan	8,059	8,059
Fieldwood Energy LLC	Term Loan	9,735,513	9,638,157
Heartland Dental, LLC	Delayed Draw Term Loan	292,177	292,177
IAP Worldwide Services	Revolver Loan	1,683,392	1,683,392
KPEX Holdings Inc.	First Lien Delayed Draw Term Loan	34,528	34,528
Lakeland Tours, LLC	Delayed Draw Term Loan	54,908	54,908
MacDermid, Inc.	First Lien Multicurrency Revolver Loan	415,862	414,439
MacDermid, Inc.	First Lien Revolver Loan	154,023	153,496
Mavis Tire Express Services Corp.	Delayed Draw Term Loan	176,852	176,134
National Vision, Inc.	First Lien Revolver Loan	1,249,944	1,149,948
Nidda Healthcare Holding AG	Term Loan B-1	GBP 172,165	229,405
NRG Energy, Inc.	Revolver Loan A	17,507,378	17,379,311
Prime Security Services Borrower, LLC	Revolver Loan	1,431,027	1,416,974
Scientific Games International, Inc.	Multicurrency Revolver Loan	1,810,780	1,792,673
Scientific Games International, Inc.	Revolver Loan	1,712,016	1,694,896
Transtar Holding Co.	Term Loan	169,960	169,535
Unilabs Diagnostics AB	Revolver Loan	EUR 768,492	883,856
			$37,893,377
*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

GBP - British Pound Sterling

NOTE 6 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended May 31, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$ 1,249,944	$ 1,149,948
Mizuho Bank, Ltd.	17,507,378	17,379,311
Total		$ 18,529,259

Invesco Senior Loan Fund

Item 2.	Controls and Procedures.

(a)

As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 30, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.